Exhibit 99.1

Investor Presentation January 2021 Networked, Harmonized, Optimized, Live. CC Neuberger Principal Holdings I

Disclaimer This Analyst Day presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between CC Neuberger Principal Holdings 1 (“CCN”) and E2open, LLC (the “Company”). The information contained herein does not purport to be all-inclusive and none of CCN, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or CCN. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CCN, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of CCN and the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or CCN’s or the Company’s future financial or operating performance. For example, projections of future Revenue, Pro Forma Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CCN and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against CCN, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of CCN, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CCN’s final prospectus relating to its initial public offering dated April 23, 2020. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CCN nor the Company undertakes any duty to update these forward-looking statements. Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. 2

Disclaimer (Cont'd) Use of Projections This Presentation contains financial forecasts with respect to the Company's projected financial results, including Revenue and Pro Forma Adjusted EBITDA, for the Company's fiscal years 2021 through 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company's nor CCN's independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data In this Presentation, CCN and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither CCN nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the, ?,, or symbols, but CCN and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the Business Combination, including the domestication of CCN as a Delaware corporation, CCN filed with the SEC, on November 6, 2020, a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of CCN, and after the registration statement is declared effective, CCN will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This Analyst Day Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. CCN's shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about CCN, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of CCN as of a record date to be established for voting on the Business Combination. Shareholders are able to obtain copies of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC's website at www.sec.gov, or by directing a request to: CC Neuberger Principal Holdings I, 200 Park Avenue, 58th Floor, New York, NY 10166. Participants in the Solicitation CCN and its directors and executive officers may be deemed participants in the solicitation of proxies from CCN's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CCN is contained in CCN's final prospectus related to its initial public offering dated April 23, 2020, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to CC Neuberger Principal Holdings 1, 200 Park Avenue, New York, NY 10166. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CCN in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. Safe Harbor Statement Please remember that during the course of this call, the CC Neuberger Principal Holdings I and E2open teams may make forward-looking statements within the meaning of the Federal Securities Laws. These statements are based on their current expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. Please refer to the CC Neuberger Principal Holdings I filings with the Securities and Exchange Commission, the accompanying presentation, and the company's press release issued today for a detailed discussion of the risks that could cause actual results to differ materially from those expressed or implied in any forward-looking statements made today. Please note that during this call and in the accompanying presentation, management will refer to certain non-GAAP financial measures, such as Adjusted Gross Profit, Adjusted EBITDA, Pro Forma Adjusted EBITDA, among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to today's presentation available on CC Neuberger Principal Holdings' website and filed with the SEC on its website for a reconciliation of the non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP. In addition, this presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertained or accessible, CC Neuberger Principal Holdings I is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP measure without unreasonable effort. Consequently, this presentation does not include disclosure of estimated comparable GAAP measures and no reconciliation of the forward-looking statement, forward-looking non-GAAP financial measures is included. 3

Today's Participants

CC Neuberger Principal Holdings I



Chinh Chu

Founder & CEO

- *30+ years of investment and private equity experience, including 25 years at Blackstone*



Charles Kantor

Director

- *27 years of public market investing experience, including 20 years at Neuberger Berman*



Douglas Newton

EVP, Corporate Development

- *16 years of investment and private equity experience across different industries*

E2open



Michael Farlekas

President & CEO

- *25 year supply chain software executive with operational, commercial and leadership expertise*



Peter Hantman

COO & EVP, Global Business Units

- *20+ years of operational and financial leadership positions*



Jarett Janik

CFO

- *24+ years of senior finance and leadership positions*



Pawan Joshi, PhD

EVP, Products & Strategy

- *17+ years at E2open with expertise in supply chain strategy, operations and technology*

4

Investment Thesis

1 — Unique Exposure to Attractive Tailwinds

- **Large and growing TAM** with **significant white space (>85%)**
- **Secular tailwinds** underpinning **durable growth** for supply chain management (SCM) software

$45bn+ TAM[1]

12%+ TAM CAGR ('21E-'24E)

2 — Extremely High Quality Business

- **End-to-end, 100% cloud-based SaaS** platform
- Unique, **proprietary self-reinforcing network** and **data**
- Extremely **compelling value proposition** for customers
- **Mission-critical, embedded** solutions
- Sticky, long-term **blue-chip customer relationships**

~95% Gross Retention[2]

3 — Compelling Entry Valuation

- **Attractive entry valuation**
- **Substantial upside** compared to peers



7.0 x
11.7 x
21.3 x
41.8 x
EV / CY21E[3] Revenue
EV / CY21E[3] Adj. EBITDA
E2open
SCM Tech[4]

4 — Significant Sponsor Value Creation Opportunity

- **Revenue growth acceleration**
- **Accretive acquisitions** – transformative and tuck-in
- **Data and analytics** – Dun & Bradstreet experience
- **Investor communication** as a business strategy



Revenue Growth Acceleration
Accretive Acquisitions
Data and Analytics
Investor Comm.

[1] ~$45bn TAM represents combined TAM from North America and Europe. TAM is based on bottoms-up build by industry, company size and level of supply chain complexity.
[2] Management estimate of normalized churn, excluding the impact of acquisition and COVID-19 related churn.
[3] FY22E is used for E2open given its February FYE. Adj. EBITDA represents Pro Forma Adj. EBITDA for E2open.
[4] SCM Tech peers include Descartes Systems, Kinaxis, Manhattan Associates and SPS Commerce. Market data as of 11/27/2020.

5

Sponsor Value Creation Strategy

We are actively progressing on these initiatives pre-closing and continue to work collaboratively with management to execute on the substantial value creation opportunity

Revenue Growth Acceleration

- **Existing Customers**
  - Deepen penetration: pursue $1 billion of white space in installed base
- **New Logos**
  - Sales force investments and enhancements
  - Strategic channel partnerships
  - Sponsor relationships and network
- Price value maximization

Accretive Acquisitions

- Numerous actionable opportunities
  - 3 large and transformative
  - Long list of smaller tuck-ins
- Highly accretive
  - Significant cost synergies
  - Revenue acceleration
- Enhance strategic positioning: product offering, data and network capabilities and customer / geographic penetration
- Add customers and applications to enhance cross-sell opportunity
- Public currency and de-levered balance sheet create greater flexibility

Data and Analytics

- Significant experience and expertise from Dun & Bradstreet
- Provide additional value to customers, leveraging proprietary network and data
- Strengthen network effects of business model
- Significant revenue opportunity – conservatively not included in projections

Investor Communication as a Business Strategy

- Proper positioning of company to ensure linkage between market value and intrinsic value
  - Embed appropriate conservatism in guidance
  - Provide broad financial ranges
  - Focus on longer-term growth and KPIs
- Elevate ESG positioning by emphasizing heightened transparency and accountability

6

Select Board of Directors Nominees Stephen Daffron Director Nominee President of Dun & Bradstreet (NYSE:DNB) Co-founder of Motive Partners Former President and CEO of Interactive Data Corporation Held various command and staff positions in the US Army BS from the US Military Academy and an MBA, MA, MPHIL and PhD from Yale University Eva Huston Director Nominee Chief Strategy Officer of Duck Creek Technologies (NASDAQ:DCT) Former CFO, Treasurer, Chief Knowledge Officer, and Head of Investor Relations at Verisk Analytics Previously, Managing Director in TMT investment banking at JP Morgan BS in Foreign Service from Georgetown University 7

Transaction Summary Enterprise Value of $2.57bn1 based on 21.3x FY22E Pro Forma Adj. EBITDA of $121mm (February FYE) Transaction will be structured as an Up-C with the Company entering into a customary tax receivable arrangement with existing E2open owners as part of the transaction Existing E2open owners will retain approximately 60% of their current stake, will own 39% of the PF company and will be issued 16 million RSUs, 10 million vesting at $13.50 and 6 million vesting at $15.00 CC Neuberger to convert 2.5 million Founder Shares into Performance Shares vesting at $13.50 Expected transaction closing in CY Q1 2021 2 $ 414 Forward Purchase Agreement 200 PIPE Investment 520 Total Sources $ 1,134 Cash to Existing E2open Owners $ 638 Debt Paydown 434 Transaction Fees & Expenses3 63 Total Uses $ 1,134 CC Neuberger Illustrative Share Price $ 10.00 Pro Forma Shares Outstanding (mm)1 206.5 Equity Value $ 2,065 Net Debt1 500 Enterprise Value1 $ 2,565 Valuation and Leverage Multiples FY22E Revenue Multiple 7.0 x FY22E Pro Forma Adj. EBITDA Multiple 21.3 x Pro Forma Ownership4 PIPE Shareholders 25% SPAC Fiscal Year Ending in February Enterprise value calculated based upon $2,065mm equity value and $500mm of net debt based on the expected capital structure at close of transaction. Equity value includes 206.5mm shares outstanding. Excludes shares underlying warrants ($11.50 strike price). Ascribes no value to net present value of net operating losses or other potential attributes. Assumes no redemptions from PCPL trust account. Includes financing fees and Original Issue Discount. Based on a PF share count of 206.5mm. Fully distributed ownership figures do not reflect impact from RSUs, warrants or management options and assume no redemptions. Based on FY22E Pro Forma Adj. EBITDA. Existing E2open Owners 39% SPAC Shareholders 20% FPA Sponsor 10% 8 Founders 6%

Transaction Summary Enterprise Value of $2.57bn1 based on 21.3x FY22E Pro Forma Adj. EBITDA of $121mm (February FYE) Transaction will be structured as an Up-C with the Company entering into a customary tax receivable arrangement with existing E2open owners as part of the transaction Existing E2open owners will retain approximately 60% of their current stake, will own 36% of the PF company and will be issued 16 million RSUs, 10 million vesting at $13.50 and 6 million vesting at $15.00 CC Neuberger to convert 2.5 million Founder Shares into Performance Shares vesting at $13.50 Expected transaction closing in CY Q1 2021 Pro Forma Valuation ($ in mm) Expected Cash Sources and Uses ($ in mm) SPAC Cash in Trust2 CC Neuberger Illustrative Share Price $ 10.00 Pro Forma Shares Outstanding (mm)1 224 Equity Value $ 2,240 Net Debt1,2 325 Enterprise Value1 $ 2,565 $ 414 Forward Purchase Agreement 200 PIPE Investment 695 Total Sources $ 1,309 Valuation and Leverage Multiples FY22E Revenue Multiple 7.0 x FY22E Pro Forma Adj. EBITDA Multiple 21.3 x PF Net Leverage2,6 2.7 x Cash to Existing E2open Owners $ 638 Net Debt Paydown2,3 609 Transaction Fees & Expenses4 63 Total Uses $ 1,309 Pro Forma Ownership5 PIPE Fiscal Year Ending in February 1 Enterprise value calculated based upon $2,240mm equity value and $325mm of net debt based on the expected capital structure at close of transaction and assumes no redemptions from PCPL trust account. Equity value includes 224mm shares outstanding. Excludes shares underlying warrants ($11.50 strike price). Ascribes no value to net present value of net operating losses or other potential attributes. 2 Assumes no redemptions from PCPL trust account. 3 Including prepayment penalties and ticking fees, if any. 4 Includes financing fees and Original Issue Discount. 5 Based on a PF share count of 224mm. Fully distributed ownership figures do not reflect impact from RSUs, warrants or management options and assume no redemptions. 6 Based on FY22E Pro Forma Adj. EBITDA. Shareholders 31% Existing E2open Owners 36% SPAC Shareholders 18% FPA Sponsor 9% SPAC Founders 6% 8

I II III IV Company Highlights Financial Overview Valuation Overview Appendix 9

E2open Orchestrates Global Supply Chains for the World’s Largest Companies Our Mission Build the most comprehensive and capable end-to-end global supply chain software ecosystem combining networks, data and applications to deliver enduring customer value 10

E2open at a Glance

E2OPEN

100% Cloud-Based SaaS Platform

- Multi-enterprise **network** combining **data** with best-in-class **intelligent applications**
- **Integrated cloud platform** delivering **meaningful ROI** across supply chain
- **First mover advantages** from **data connectors** and **harmonization**
- **Long-term relationships** with blue-chip, large **enterprise customer base**

$367mm FY22E Revenue	**73%** FY22E Gross Margin	**33%** FY22E Pro Forma Adj. EBITDA Margin	**83%** FY22E Subscription Revenue
~95% Gross Retention[1]	**~107%** Net Retention[1]	**14 years** Top 100 Customer Average Tenure[2]	**$1bn+** White Space Opportunity With Existing Customers
$45bn+ TAM with **>85%** White Space Opportunity[3]	**12%** TAM CAGR ('21E-'24E)	**220k+** Number of Trading Partners	**8bn+** Transaction Data Points Captured Annually

Note: Fiscal year ending 2/28.
[1] Management estimate of normalized churn excluding acquisition-related and COVID-19 related churn.
[2] Average customer tenure based on weighted ARR.
[3] $45bn+ TAM includes only the company's current core markets of North America and Europe. TAM is based on bottoms-up build by industry, company size and level of supply chain complexity.

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Company Highlights 1Attractive Industry Tailwinds and Large TAM With Significant White Space 2Category-Defining End-to-End Provider of Mission-Critical Software 3 World-Class Management Team 4 5Multiple Ways to Win With Significant Growth Opportunities 12

Extensive and Growing TAM With Significant White Space North America and Europe TAM Core SCM Market1 $27bn Other2 $12bn Professional Services & Support $7bn Total North America and Europe TAM $45bn+ (12%+ ’21E-’24E CAGR) >85% White Space Source: Based on bottoms-up build by industry, company size and level of supply chain complexity. Represents mid-market, enterprise and large-enterprise TAM. Represents industries with low supply chain penetration (e.g. agriculture). Home-Grown Solutions Manual and Excel-Based Solutions 13

Manufacturing Has Evolved and Increased in Complexity Manufacturers have transitioned from owning the production lifecycle… …to orchestrating a disparate manufacturing, distribution and selling process River Rouge Plant Ford Motor Company (c. 1947) Decentralized Across Trading Partners FROM ASIA Vertical fin leading edge and rudder shipped from China to Frederickson FROM EUROPE Horizontal stabilizer flown from Italy to Everett Wing-to-body fairing panels shipped from China to Winnipeg Tail cone shipped from South Korea to Everett EVERETT Pylon fairing and main landing gear doors moved by rail to Everett Main landing gear flown from Gloucester to Everett Forward cargo door from Linköping to Wichita CANADA Derby SWEDEN Linköping Harbin Winnipeg Nose landing gear from Gloucester Gloucester FRANCE Shenyang SOUTH KOREA JAPAN Wing box assembled Frederickson Wichita to Wichita Toulouse Passenger entry doors shipped from Toulouser to Charleston Foggla Grottaglie ITALY Chengdu CHINA Wing-tip pieces shipped from South Korea to Japan Nagaya Fixed leading edges shipped from Tulsa to Japan Vertical fin assembled in Frederickson and trucked to Everett FROM THE MIDWEST Chula Vista Tulsa Fueselage sections from Italy to Charleston Charleston FROM THE SOUTHEAST Fuselage sections flown from Japan to Charleston Nose section assembled in Wichita and flown to Everett Engine pylons moved by rail from Wichita to Everett Movable leading edges moved by raid from Tulsa to Everett Mid-and rear-fuselage sections assembled in Charleston and flown to Everett Rear-fuselage assembled Midfuselage assembled Melbourne Sydney FROM AUSTRALIA Moveable trailing edges and inboard flaps shipped to Everett City of origin Major parts traveling to Everett Everett Pieces traveling to be assembled into larger parts Boeing 787 Supply Chain Iron ore in… Cars out x2mm+ Partsx~500 Suppliers x~10 Countries Source: Management estimates. 14

Industry Transformation Has Introduced New Challenges

Key Issues for Supply Chains Today

- Disparate Point Solutions
- Siloed Data and Processes
- Inaccurate and Outdated Data
- Lack of Visibility

Sample Legacy Architecture



Supply Planning
Response Planning
Order Promising
Supplier Collaboration
Simulation
Data Hub
Internet
Customer Master
Enterprise Data Warehouse
Internet
Sales and Operations Planning
Demand Planning
Inventory Optimization (Internal & External)
Supply Chain
Product Master
Data Warehouse
NAIP
EMS Partner Collaboration
EDI & Rosettanet
Supplier Collaboration
ERP-1
CRM
Opportunity data
Plan data
ERP - 3
ERP-2
Order fulfillment
Source execution
Stock refurbishment
EDI Connections
Supply Planning
Internet
Sales Channels
Master Data Management
CRM & Order Capture Portal
Product Configurator
Retail Sales & Inventory
Distribution Sales & Inventory

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Industry Transformation Has Introduced New Challenges (Cont’d) Long-Term Secular Trends Agile, outsourced, asset-light Need for connected data Globalization Product complexity Economics of digital supply chains Key Issues for Supply Chains Today E2open’s Approach Disparate Point Solutions Siloed Data and Processes A comprehensive network to connect supply chain players… Integrated …providing clean data… Harmonizes Inaccurate and Outdated Data Lack of Visibility …and flexible communication capabilities… …feeding end-to-end supply chain applications Connected Real-Time 16

Strong Value Proposition Driving Sustainable Competitive Advantage Network Connections to sources of data and content across 220k+ enterprises Data Ability to harmonize and synchronize disparate data E2open’s Sustainable Competitive Advantage Applications Connected, artificial intelligence / machine learning-driven algorithmic applications Harmony Single interface for all participants 17

SUPPLY CHAIN DIGITAL TWIN Harmony – Collaboration through a unified visual experience Applications – AI / ML-based, unified end-to-end decision-making Data – Harmonize and synchronize disparate data Network – Connectivity with and visibility into trading partners 18

Vast Global Trade Network Developed Over 20+ Years Demand Ecosystem $2bn 8bn+ Transactions Annually by 220,000+ Supply Ecosystem 480k 2mm Resellers 40mm Channel sales transactions per month Claims processed per quarter 94mm Channel inventory transactions per month Enterprises Supply and manufacturing nodes 61mm Orders 58mm Shipments 17mm Invoices Global Trade Ecosystem Logistics Ecosystem 12mm Annual export pre-customs entry lines 183 Countries covered 92mm Daily restricted party list screenings 15mm Free trade aggregate bill of materials qualifications annually 26% of global bookings 9mm Bookings per month 46mm Containers tracked per month 17mm Bills of lading per month Source: Management estimates. 19

Proprietary Integrated Data Model Connecting a Vast Network

E2open has devised an elegant and simple solution to solve complex data problems

Intelligent Applications

- Channel Shaping
- Demand Sensing
- Business Planning
- Global Trade Management
- Transportation & Logistics
- Collaborative Manufacturing
- Supply Management

Internal Systems

- CRM
- ERP
- Point Solutions


Software
Harmonizing
Data

Trading Partners

- Ocean Transportation
- Manufacturing Site
- Consumers / Partners
- Retailers
- Raw Materials Supplier

External Partners

Connect to adjacent ecosystems and trading partners on other networks

✓ **Breadth:** Ability to translate data from any source across a customer's supply chain

✓ **Depth:** Data accepted in any format – no standards necessary

✓ **Speed:** AI harmonizing and synchronizing data in real-time

20

End-to-End Supply Chain Solutions Intelligent Applications End-to-End Process Orchestration Examples of Value Created

Built to Serve All Verticals and Optimized for Complexity E2open is optimized to serve at the inflection point of supply chain complexity and sophistication Core E2open vertical Basic SCM Customers Evolving SCM Customers Sophisticated SCM Customers Sophistication in SCM Industrial High Tech Aerospace Asset-light supply complexity supply chain pressures CPG Food & Beverage Retail Agile planning for demand complexity pressures Oil and gas Healthcare Chemicals Utilities Increasing supply chain complexity pressures Point on Digital Supply Chain Journey 22 Note: Potential variability among firms in SCM sophistication within each industry vertical.

Widely Recognized and Differentiated Leader Multi-enterprise platform that combines network, data and applications to differentiate E2open as a clear leader Multi-Enterprise Magic Quadrant Multi-Enterprise MarketSpace Control Tower Value Matrix Recognized as a Leader Recognized as a Leader Recognized as a Leader Magic Quadrant for Multi-Enterprise Supply Chain Business Networks Worldwide, Multi-Enterprise Supply Chain Commerce Network Vendor AssessmentControl Tower 23 Source: Gartner, IDC & Nucleus Research, as of 4/20, 12/18 and 9/19 respectively.

Marquee Blue-Chip Customer Base $1.5mm+ Top 100 Customers Average Subscription Revenue 1,000+ Total Customers 125+ Customers With $10bn+ in Annual Revenue Technology Industrial1 Consumer2 Transportation Other3 Note: Metrics as of FY20A. 24 Includes CPG, Apparel, Footwear and Retail. Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-Profit, Pharmaceuticals and Biotech.

Compelling Value Proposition for Customers Driving Significant ROI

Leading Consumer Packaged Goods Company	**Cut forecast error by 40%** and reduced **inventory by 35%;** every product forecasted every day, using **machine learning / artificial intelligence**	**10-20%** Inventory Reductions **15-50%** Improvement in Forecast Accuracy
Leading High-Tech Company	**$300mm in savings** over 3 years, almost **half inventory-related**	**50%** Direct Materials Procurement Operating Cost Reductions **50-75%** Expediting Cost Reductions
High-Growth, Large Scale Consumer Technology Platform	**Execution reduced to 7 days** from 8 weeks	**~15%** Supply Chain Staff Reductions (~150 FTE baseline)

Source: Management estimates.

25

Diverse, Long-Tenured Customers (FYE 2/28, $ in millions) Diversification by Industry and Product FamilyAverage Customer Tenure (Years) % of Total Customers % of Total ARR 9% 15.4 15.716.1 21% 20% 17% 33% 14.8 14.3 27% 15% 18% 20% 21% Technology Transportation Consumer¹ Industrial² Other³ ARR by Product Family 22% 16% 19% Top 100Top 50Top 25Top 15Top 10 Average # of SKUs Per Customer Base 4.0 5.2 6.6 7.9 9.3 21% Demand Sensing & Business Planning Collaborative Manufacturing & Supply Management Global Trade Management Transportation Channel Shaping 77% % of Total Subscription Revenue 63%48%40% 34% Source: Management estimates of pro forma FY20A ARR. Note: Average customer tenure based on weighted ARR. ¹ Includes CPG, Apparel, Footwear and Retail. ² Includes Aerospace & Defense / Automotive. 26 ³ Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-profit and Pharma and Biotech.

Organic Growth Acceleration Building Blocks Expanding Sales Force Expanding Product Offerings Expanding Pipeline Improved large account coverage ratio by 20%, utilizing inside sales for renewals Investing in elite, hunter sales force over the next 5 months Expansion from 3 to 7 application families to help drive cross-sell and upsell over the past 3 years Detailed roadmap of product development 40% growth in 1H FY21E 276% growth in existing customer pipeline from Q2 FY18A to Q4 FY20A 248% growth in new customer pipeline from Q2 FY18A to Q4 FY20A Key Management Focus Steady-state target organic subscription revenue growth of 11-12% Sales Force Optimization Pricing Optimization Data and Analytics Partnerships / New Sales Channels 27

Multiple Levers to Continue Accelerating Growth A Expand Within Existing Customers B Win New Customers Cross-sell / upsell installed base Ability to double revenue without new logos, new products or M&A $1bn+ white space within existing customers 51% of existing customers use only 1 SKU Price value maximization opportunity Sales force investments and incentives Strategic partnerships Increase penetration in core industries and accelerate momentum in expansion industries (CPG, retail, pharma) Expansion of channel reseller and partner network Growth Acceleration Plan C Continue Strategic Acquisitions Proven track record of successful integration and synergy realization Pursue numerous actionable targets Transformative Tuck-In Robust tech stack facilitates seamless integration 28

A$1bn+ Existing Customer White Space Opportunity E2open has significant organic runway within its installed base, which has translated into substantial pipeline growth and expected accelerated revenue growth Existing Customer White Space Opportunity ($mm) Transportation & Logistics$298 Channel Shaping 247 % of Total Customers¹ 26% Collaborative Manufacturing & Supply Management 210 24% 51% Global Trade Management 173 Demand Sensing & Business Planning 151 Total$1,080 1 SKU2 SKUs3+ SKUs Recent acquisitions have significantly increased the number of single SKU customers, representing a significant cross-sell opportunity Source: Management estimates. ¹ As of FY20A. Excludes customers with less than $50k ARR. 29

Increasing Wallet Share Within Existing Customer Base ARR Increase in Existing Customers FY18FY20 FY18FY20 FY18FY20 FY18FY20 Proven land and expand track record as customers realize increasing value from E2open’s end-to-end solutions 30

B Winning New Logos – Case Study

High-Growth, Large Scale Consumer Technology Platform

E2OPEN®

	Standalone	With E2open
Product	**Reliant on manual processes**	**Comprehensive system** around Business Planning solution from E2open
Costs	**Expensive** cost structure from rapid growth	**10-15% reduction** in inventory carrying costs
Efficiency	Extended average **close time of ~8 weeks** Need for large **logistics / supply chain dedicated staff**	Close time decreased from **8 weeks to 7 days** **Dedicated staff reduced**
Data	Excel-based solutions are **inefficient and error-prone**	**Significant visibility** into entire supply chain

Source: Management estimates.

31

Continue Strategic Acquisitions Acquisition Strategy Revenue AccelerationPlatform Integration Cost Optimization Key Acquisition Criteria Strategic Financial x Minimal Product Overlap x Geographic Markets TAM Expansion Proprietary Data and Network Expansion Accelerate Top-Line Growth and Scale Accretive to Cash Flow and Earnings Meets Target Return Synergy and Operating Efficiency Opportunities 32

INTTRA – M&A Case Study

E2open has built a platform that can efficiently and successfully integrate data, technology, products and people, generating compelling synergies and accelerating growth


E2OPEN
Supply Ecosystem
INTTRA
Logistics Ecosystem
E2OPEN
Demand Ecosystem

Strategic Rationale
Manages **26% of global freight**
Ocean freight visibility expanded end-to-end supply chain coverage
New logistics market for cross-sell and upsell
Greater **ability to serve transportation carriers** and other logistics service providers
Significant **increase in ocean shipping** and associated data rights

Financial Rationale
Increased run-rate **subscription revenue by ~30%**
30% increase to Adj. EBITDA
Paid <10x Pro Forma Adj. EBITDA multiple
Achieved **127% of planned cost synergies**

Source: Management estimates.

33

World-Class Management Team Michael Farlekas President & Chief Executive Officer Peter Hantman Chief Operating Officer & Executive Vice President, Global Business Units Jarett Janik Chief Financial Officer Pawan Joshi Executive Vice President, Product Management & Strategy Debbie Smith Executive Vice President, Human Resources & Training Mike Verdeyen Executive Vice President, Product Development & Infrastructure Joe Olson Executive Vice President & Chief of Customer Operations Laura L. Fese Executive Vice President & General Counsel 34

Company Highlights 1Attractive Industry Tailwinds and Large TAM With Significant White Space 2Category-Defining End-to-End Provider of Mission-Critical Software 3 World-Class Management Team 4 5Multiple Ways to Win With Significant Growth Opportunities 35

I II III IV Company Highlights Financial Overview Valuation Overview Appendix 36

Financial Highlights 1Highly Durable, Recurring and Predictable Revenue Model Multiple Drivers of Sustainable Organic Growth Scalable Cost Structure With Structural Operating Leverage Industry Leading Profitability With Exceptional Free Cash Flow 37

Industry Leading Growth and Profitability (FYE 2/28, $ in millions) Revenue ($mm)Adj. Gross Profit ($mm)PF Adj. EBITDA ($mm) % Subscription Revenue % Margin % Margin 76% 80%83%83% 69% 69%72%73% 21% 21%31%33% $305 $335 $367 $209 $242 $268 $105 $121 $201 $139 $64 $42 FY19AFY20AFY21EFY22E FY19AFY20AFY21EFY22E FY19AFY20AFY21EFY22E 38

Demonstrated History of Consistent Organic Growth (FYE 2/28, $ in millions) Subscription Revenue Organic Growth1 $266 $219 $139 $134 FY17PFFY20PF 1H FY20PF1H FY21PF 39 1 Based on management estimates for performance normalizing the impact of acquisitions. Figures exclude revenue from known subscription churn at the time of acquisition.

Resiliency Through COVID-19

Initial Impact

- Supply chains globally experienced disruptions driven by COVID-19 uncertainty
- Q1 close rate declined as customers delayed investment decisions
- Subscription revenues remained resilient given long-term SaaS contracts
- Professional services revenue more acutely impacted by delayed new implementations
- Slight uptick in churn

E2open Response

- Pipeline currently at all-time high
- Increased connectivity with C-suite executives
- Improved collection process from customers resulted in NWC benefits
- Reduced overhead expenses from lower travel, marketing and variable facilities spend

Long-Term Tailwinds

- Global supply chain disruptions
- Supply chain resiliency
- Predictive risk management
- Distributed supply chain networks
- Technology-enabled automation

40

Target Leverage Policy

Normal Target Range: 3.0x – 4.0x

Net Debt / Pro Forma Adj. EBITDA

Factors Influencing Leverage

← Lower leverage	Factor	Higher leverage →
Anticipated	**Investment Opportunities**	*Executed*
High	**Equity Valuation Multiple**	*Low*
Unfavorable	**Debt Structure**	*Favorable*
Near-Term	**Debt Maturity**	*Long-Term*

Equilibrium leverage target range balances financial flexibility with an efficient capital structure

41

Strong Performance on Key Metrics

Customer Tenure[1]


93%
68%
7%
2%
25%
5%
5+ Years
3 – 4 Years
1 – 2 Years
% of Customers
% of ARR

Network Growth (000s)


494
523
FY19A
FY20A
Users

Gross Retention[2]


95%
94%
FY19A
FY20A

Net Retention[2]


106%
107%
FY19A
FY20A

Note: Fiscal Year ending 2/28. FY19A and FY20A Gross and Net Retention adjusted for acquisition related churn.
[1] Customers reflect data as of FY20A.
[2] Beginning balance, upsell / cross-sell, downsell and churned customer as a % of beginning ARR.

42

Significant Visibility Into Future Years $305mm 2H FY21E and FY22E go-get $37mm Historical net retention of ~107% 88% Visibility Into FY22E Subscription Revenue Expected FY22E renewals1 $59mmHistorical gross retention of ~95% Revenue under contract through FY22E $209mm SaaS-based model with average 3-year contracts FY22E Subscription Revenue Note: Fiscal Year ending 2/28. 1 Net of expected churn. 43

Attractive Long-Term Financial Profile Long-Term Organic Growth Model Revenue Growth 10%+ Adjusted Gross Profit MarginMid-70%’s Pro Forma Adj. EBITDA Growth Teens % Pro Forma Adj. EBITDA Margin High-30%’s Capex as a % of Revenue 5-6% NWC Source of Cash as a % of RevenueLow to Mid Single Digits Additional Potential Upside From Acquisitions 44

I II III IV Company Highlights Financial Overview Valuation Overview Appendix 45

Operational Benchmarking

Scale and Offerings

	E2OPEN	DESCARTES	KINAXIS	Manhattan Associates	SPS COMMERCE
Enterprise Value ($mm)	$2,565	$4,892	$3,898	$6,195	$3,503
CY21E Revenue ($mm)	367	375	257	605	339
CY21E Adj. EBITDA ($mm)	121	154	62	133	94
# of Employees	2,400+	1,550+	550+	3,400+	1,360+
# of Customers	1,000+	20,000+	100+	1,200+	90,000+
Solution Offerings	Comprehensive End-to-End (Execution, Planning, Procurement)	Execution	Planning	Execution	Procurement



Proprietary Network
SaaS Subscription-Based
Cloud-Based Deployment

Financial Metrics

	E2OPEN	DESCARTES	KINAXIS	Manhattan Associates	SPS COMMERCE	Median
CY21E Revenue Growth	10%	10%	15%	5%	9%	9.7%
CY21E Gross Profit Margin	73%	74%	70%	54%	69%	69.7%
CY21E Adj. EBITDA Margin	33%	41%	24%	22%	28%	26.0%

Note: Market data and consensus estimates as of 11/27/2020. FY22E for E2open is used as a proxy for CY21E.

46

Valuation Benchmarking 13.0 x CY21E EV / Revenue 15.2 x Median: 11.7x 10.2 x10.3 x 7.0 x 1 CY21E EV / EBITDA 62.8 x Median: 41.8x 46.5 x 37.2 x 21.3 x 31.7 x 1 Note: Market data and consensus estimates as of 11/27/2020. FY22E for E2open is used as a proxy for CY21E. ¹ E2open multiples assume a $2.57bn EV. 47

[LOGO]

I II III IV Company Highlights Financial Overview Valuation Overview Appendix 49

E2open is the Only Platform Combining End-to-End Applications With the Largest Network, Producing Decision-Grade Data Demand & Supply Planning Applications matching supply to demand Supply Chain Execution Applications coordinating logistics The only network with planning and execution capabilities xConnections to sources of data xHarmonize and synchronize data x x Global Network Enabling communication and collaboration Competitors deliver point solutions without real-time access to data Most planning competitors are niche players with a specific vertical focus Execution players lack software capabilities or focus on simply TMS or WMS Network players cannot match the connectivity complexity and data exchange ability of E2net 50

Non-GAAP and Pro Forma Reconciliation Non-GAAP Reconciliation FYE February, $ in millions Gross Profit Depreciation and Amortization 2019A 2020A 2021E 2022E $ 128 $ 184 12 25 Adj. Gross Profit $ 139 $ 209 Net Income / (Loss) (30) (101) Interest expense, net 22 66 Income Tax Expense (8) (7) Depreciation and Amortization 34 60 $ 242 $ 268 EBITDA $ 18 $ 18 1 Non-Cash Adjustments 2 2 Acquisition-Related Adjustments 15 25 3 Non-Recurring / Non-Operating Costs 4 6 4 Share-Based Compensation 8 19 Adj. EBITDA $ 47 $ 69 $ 104 $ 126 Pro Forma Reconciliation FYE February, $ in millions Adj. EBITDA Run Rate Public Company Costs Acquisition Synergies 2019A 2020A 2021E 2022E $ 47 $ 69 (5) (5) - - $ 104 $ 126 (5) (5) 6 - Pro Forma Adj. EBITDA $ 42 $ 64 $ 105 $ 121 1 Includes gains / loss on investments. 2 Includes transaction-related expenses, professional fees and non-recurring integration costs for historical acquisitions. 3 Includes primarily non-recurring professional fees and legal expenses associated with refinancing activities, accounting policy changes and other non-recurring / non-operating costs. 51 4 FY20A includes non-recurring items related to the acquisition of Amber Road and acceleration of vesting for terminated executives as p art of integration.